SUPPLEMENTAL FINANCIAL PACKAGE

2 BOARD OF DIRECTORS Daniel A. Hoffler, Executive Chairman of the Board Louis S. Haddad, Vice Chairman of the Board Eva S. Hardy, Lead Independent Director George F. Allen, Independent Director James A. Carroll, Independent Director James C. Cherry, Independent Director Dennis H. Gartman, Independent Director A. Russell Kirk, Director John W. Snow, Independent Director F. Blair Wimbush, Independent Director CORPORATE OFFICERS Louis S. Haddad, Chief Executive Officer Shawn J. Tibbetts, President and Chief Operating Officer Matthew T. Barnes-Smith, Chief Financial Officer Eric E. Apperson, President of Construction Shelly R. Hampton, President of Asset Management Jefferies Peter Abramowitz (212) 336-7241 pabramowitz@ jefferies.com Bank of America Merrill Lynch Camille Bonnel (416) 369-2140 camille.bonnel@ bofa.com Janney, Montgomery, & Scott LLC Robert Stevenson (646) 840-3217 robertstevenson@ janney.com Raymond James & Associates Bill Crow (727) 567-2594 bill.crow@ raymondjames.com ANALYST COVERAGE Armada Hoffler (NYSE: AHH) is a vertically integrated, self-managed real estate investment trust ("REIT") with over four decades of experience developing, building, acquiring, and managing high-quality retail, office, and multifamily properties located primarily in the Mid-Atlantic and Southeastern United States. The Company also provides general construction and development services to third- party clients, in addition to developing and building properties to be placed in its stabilized portfolio. Founded in 1979 by Daniel A. Hoffler, Armada Hoffler has elected to be taxed as a REIT for U.S. federal income tax purposes. For more information visit ArmadaHoffler.com. CORPORATE PROFILE Robert W. Baird & Co. Wesley Golladay (216) 737-7510 wgolladay@ rwbaird.com CREDIT RATING Rating: BBB Agency: Morningstar DBRS Stifel Coverage temporarily suspended due to transition of analyst

3 $0.17 First Quarter Net Income Per Diluted Share $0.33 First Quarter Normalized FFO Per Diluted Share 94.7% Wtd. Avg. Portfolio Occupancy as of March 31, 2024 $0.27 First Quarter Adjusted FFO Per Diluted Share 17.4% Increase in AFFO Per Diluted Share compared to the First Quarter of 2023 $4.1M First Quarter Construction Gross Profit 11.5% First Quarter Commercial Lease Renewal Spread Increase, GAAP 3.7% First Quarter Commercial Lease Renewal Spread Increase, Cash $4.0M First Quarter Interest Income on Real Estate Financing Investments HIGHLIGHTS

4 (1) See appendix for definitions. Ranges include or exclude certain items as per definition. (2) See definition in appendix for further detail. Refer to the Hedging Activity slide for the breakdown of derivative interest income for the first quarter of 2024. 2024 OUTLOOK & ASSUMPTIONS OUTLOOK(1) LOW HIGH PORTFOLIO NOI $166.6M $171.0M CONSTRUCTION SEGMENT PROFIT $12.8M $14.3M G&A EXPENSES $18.8M $18.2M INTEREST INCOME $17.3M $17.9M ADJUSTED INTEREST EXPENSE (2) $59.4M $58.8M NORMALIZED FFO PER DILUTED SHARE $1.21 $1.27 GUIDANCE ASSUMPTIONS • No material capital market activity in FY24 • Asset disposition in 4Q24 • Southern Post delivery schedule updated • Anticipated realization of a real estate financing investment in FY24

SUMMARY INFORMATION

ARMADA HOFFLER

$ IN THOUSANDS, EXCEPT PER SHARE

	Three Months Ended (Unaudited)			
OPERATIONAL METRICS	**3/31/2024**	**12/31/2023**	**9/30/2023**	**6/30/2023**
Net Income (Loss) Attributable to Common Stockholders and OP Unitholders	$14,804	($23,938)	$5,343	$11,729
Net Income (Loss) per Diluted Share Attributable to Common Stockholders and OP Unitholders	**$0.17**	**($0.27)**	**$0.06**	**$0.13**
Normalized FFO Attributable to Common Stockholders and OP Unitholders	29,414	27,933	27,735	28,301
Normalized FFO per Diluted Share Attributable to Common Stockholders and OP Unitholders	**$0.33**	**$0.31**	**$0.31**	**$0.32**
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre	6.6x	6.7x	6.4x	5.5x
Fixed Charge Coverage Ratio(1)(3)	1.6x	2.7x	2.3x	2.4x
CAPITALIZATION				
Common Shares Outstanding	66,987	66,793	67,885	67,945
Operating Partnership Units Outstanding	21,709	21,593	21,643	21,653
Common Shares and Operating Partnership Units Outstanding	88,696	88,386	89,528	89,598
Market Price per Common Share as of Last Trading Day of Quarter	$10.40	$12.37	$10.24	$11.68
Common Equity Capitalization	922,440	1,093,334	916,766	1,046,505
Preferred Equity Capitalization	171,085	171,085	171,085	171,085
Total Equity Capitalization	1,093,525	1,264,419	1,087,851	1,217,590
Total Debt(2)	1,431,614	1,401,204	1,326,987	1,269,586
Total Capitalization	$2,525,139	$2,665,623	$2,414,838	$2,487,176
STABILIZED PORTFOLIO OCCUPANCY(3)(4)				
Retail	95.4%	96.1%	97.3%	97.0%
Office	93.6%	95.2%	96.0%	96.9%
Multifamily	95.1%	95.5%	96.0%	96.2%
Weighted Average(5)	94.7%	95.6%	96.5%	96.7%
STABILIZED PORTFOLIO(4)				
Commercial				
Retail Portfolio				
Net Operating Income	$18,909	$18,470	$19,718	$18,876
Number of Properties	48	48	48	49
Net Rentable Square Feet	4,034,206	4,033,642	4,034,892	4,126,996
Office Portfolio				
Net Operating Income	$13,540	$12,058	$13,851	$13,139
Number of Properties	14	14	14	14
Net Rentable Square Feet	2,328,023	2,327,872	2,327,872	2,327,872
Multifamily				
Multifamily Portfolio				
Net Operating Income	$8,786	$8,682	$8,549	$8,629
Number of Properties	11	11	11	11
Units	2,492	2,492	2,492	2,492

(1) Calculation updated 4Q 2023. Prior period calculations have been adjusted to reflect new calculation.
(2) Excludes GAAP adjustments.
(3) See appendix for definitions.
(4) The Company reclassified certain mixed-use properties between segments in order to align the components of those properties with their tenant composition and has adjusted prior periods accordingly.
(5) Total occupancy weighted by annualized rent.

5

6 SUMMARY INCOME STATEMENT $ IN THOUSANDS, EXCEPT PER SHARE Three Months Ended 3/31/2024 3/31/2023 (Unaudited) Revenues Rental Revenues $61,881 $56,218 General Contracting and Real Estate Services Revenues 126,975 84,238 Interest Income 4,626 3,719 Total Revenues 193,482 144,175 Expenses Rental Expenses 14,605 12,960 Real Estate Taxes 5,925 5,412 General Contracting and Real Estate Services Expenses 122,898 81,170 Depreciation and Amortization 20,435 18,468 Amortization of Right-of-Use Assets - Finance Leases 395 277 General & Administrative Expenses 5,874 5,448 Impairment Charges — 102 Total Expenses 170,132 123,837 Operating Income 23,350 20,338 Interest Expense (17,975) (12,302) Change in Fair Value of Derivatives and Other 12,888 (2,447) Unrealized Credit Loss Provision (83) (77) Other Income (Expense), Net 79 93 Income Before Taxes 18,259 5,605 Income Tax Provision (534) (188) Net Income $17,725 $5,417 Net Income Attributable to Noncontrolling Interests in Investment Entities (34) (154) Preferred Stock Dividends (2,887) (2,887) Net Income Attributable to AHH and OP Unitholders $14,804 $2,376 Net Income per Diluted Share and Unit Attributable to AHH and OP Unitholders $0.17 $0.03 Weighted Average Shares & OP Units - Diluted(1) 88,451 88,398 (1) Represents the weighted average number of common shares and OP Units outstanding during the respective periods presented.

7 SUMMARY BALANCE SHEET $ IN THOUSANDS As Of 3/31/2024 12/31/2023 (Unaudited) Assets Real Estate Investments: Income Producing Property $2,099,051 $2,093,032 Held for Development 11,978 11,978 Construction in Progress 117,921 102,277 Accumulated Depreciation (408,917) (393,169) Net Real Estate Investments 1,820,033 1,814,118 Cash and Cash Equivalents 41,934 27,920 Restricted Cash 1,927 2,246 Accounts Receivable, Net 43,147 45,529 Notes Receivable, Net 109,282 94,172 Construction Receivables, Including Retentions, Net 121,042 126,443 Construction Contract Costs and Estimated Earnings in Excess of Billings 26 104 Equity Method Investments 152,190 142,031 Operating Lease Right-of-Use Assets 23,018 23,085 Finance Lease Right-of-Use Assets 90,171 90,565 Acquired Lease Intangible Assets 105,175 109,137 Other Assets 93,199 87,548 Total Assets $2,601,144 $2,562,898 Liabilities and Equity Indebtedness, Net $1,428,318 $1,396,965 Accounts Payable and Accrued Liabilities 33,252 31,041 Construction Payables, Including Retentions 136,329 128,290 Billings in Excess of Construction Contract Costs and Estimated Earnings 21,728 21,414 Operating Lease Liabilities 31,483 31,528 Finance Lease Liabilities 92,062 91,869 Other Liabilities 55,295 56,613 Total Liabilities 1,798,467 1,757,720 Total Equity 802,677 805,178 Total Liabilities and Equity $2,601,144 $2,562,898

FFO, NORMALIZED FFO, & AFFO[1]

$ IN THOUSANDS, EXCEPT PER SHARE

ARMADA HOFFLER

	Three Months Ended (Unaudited)			
	3/31/2024	12/31/2023	9/30/2023	6/30/2023
Funds From Operations				
Net Income (Loss) Attributable to AHH and OP Unitholders	**$14,804**	**($23,938)**	**$5,343**	**$11,729**
Net Income (Loss) per Diluted Share	$0.17	($0.27)	$0.06	$0.13
Depreciation and Amortization[2]	20,215	35,069	22,239	19,655
FFO	**$35,019**	**$11,131**	**$27,582**	**$31,384**
FFO per Diluted Share	$0.40	$0.13	$0.31	$0.35
Normalized FFO				
Acquisition, Development, and Other Pursuit Costs	—	66	—	18
Non-Cash GAAP Adjustments	478	(35)	1,124	(275)
Severance-Related Costs	167	—	—	—
(Increase) Decrease in Fair Value of Derivatives	(6,510)	16,159	(1,484)	(4,297)
Amortization of Interest Rate Derivatives on Designated Cash Flow Hedges	260	612	513	1,471
Normalized FFO	**$29,414**	**$27,933**	**$27,735**	**$28,301**
Normalized FFO per Diluted Share	$0.33	$0.31	$0.31	$0.32
Adjusted FFO				
Non-Cash Stock Compensation	2,192	729	817	288
Acquisition, Development, and Other Pursuit Costs	—	(66)	—	(18)
Tenant Improvements, Leasing Commissions, Lease Incentives[3]	(2,951)	(4,796)	(2,249)	(2,725)
Property-Related Capital Expenditures[3]	(3,537)	(3,728)	(2,678)	(1,700)
Adjustment for Mezz Loan Modification and Exit Fees	—	—	—	(250)
Non-Cash Interest Expense[4]	1,882	1,831	1,917	1,492
Cash Ground Rent Payment - Finance Lease	(980)	(993)	(993)	(822)
GAAP Adjustments	(1,738)	146	(1,843)	(2,008)
AFFO	**$24,282**	**$21,056**	**$22,706**	**$22,558**
AFFO per Diluted Share	$0.27	$0.24	$0.25	$0.25
Weighted Average Common Shares Outstanding	66,838	67,140	67,945	67,901
Weighted Average Operating Partnership Units Outstanding	21,613	21,593	21,644	20,823
Total Weighted Average Common Shares and OP Units Outstanding[5]	88,451	88,733	89,589	88,724

(1) See definitions in appendix.
(2) Adjusted for the depreciation attributable to noncontrolling interests in consolidated investments.
(3) Excludes development, redevelopment, and first-generation space.
(4) Includes non-cash interest expense relating to indebtedness and interest expense on finance leases.
(5) Represents the weighted average number of common shares and OP Units outstanding during the respective periods presented.

8

NET ASSET VALUE COMPONENT DATA

$ AND SHARES/UNITS IN THOUSANDS

ARMADA HOFFLER

Stabilized Portfolio NOI (Cash)

	Three Months Ended 3/31/2024			
	Retail	Office[3]	Multifamily	Total
Stable Portfolio				
Portfolio NOI[1][2]	$18,147	$12,968	$8,764	$39,879
Non-Stabilized Properties NOI	(116)	—	—	(116)
Signed Leases Not Yet Occupied or in Free Rent Period	318	778	—	1,096
Stable Portfolio NOI	$18,349	$13,746	$8,764	$40,859
Intra-Quarter Transactions				
Net Acquisitions	—	—	—	—
Net Dispositions	—	—	—	—
Annualized	$73,396	$54,984	$35,056	$163,436

Non-Stabilized Portfolio[4]

	As of 3/31/2024
Projects Under Development	$89,600
Properties in Lease Up	—
Development Opportunities	17,500
Unconsolidated JV Development	155,600
Total Non-Stabilized Portfolio	$262,700

Third-Party General Contracting and Real Estate Services

	Trailing 12 Months
General Contracting Gross Profit	$14,427

Non-Property Assets[5]

	As of 3/31/2024
Cash and Restricted Cash	$43,861
Accounts Receivable, Net	43,147
Notes Receivable[6]	15,515
Real Estate Financing Investments[6]	95,492
Construction Receivables, Including Retentions[6]	121,225
Acquired Lease Intangible Assets	105,175
Other Assets / Costs in Excess of Earnings	93,225
Total Non-Property Assets	$517,640

Liabilities[5]

	As of 3/31/2024
Mortgages and Notes Payable[6]	$1,431,614
Accounts Payable and Accrued Liabilities	33,252
Construction Payables, Including Retentions	136,329
Other Liabilities[6]	76,372
Total Liabilities	$1,677,567

Preferred Equity

	Liquidation Value
Series A Cumulative Redeemable Perpetual Preferred Stock	$171,085

Common Equity

	As of 3/31/2024
Total Common Shares Outstanding	66,987
Total OP Units Outstanding	21,709
Total Common Shares & OP Units Outstanding	88,696

(1) Excludes expenses associated with the Company's in-house asset management division of $0.8M for the 3 months ended 3/31/2024.
(2) Includes 100% of joint ventures.
(3) Includes leases for spaces occupied by the Company, which are eliminated for GAAP purposes.
(4) Representative of costs incurred to date.
(5) Excludes lease right-of-use assets and lease liabilities.
(6) Excludes GAAP adjustments.

9

10 Total Debt Debt to Adjusted EBITDAre AFFO Payout Ratio Weighted Average Years to Maturity - Debt CREDIT PROFILE $ IN THOUSANDS

11 LEVERAGE METRICS $ IN THOUSANDS SEE APPENDIX FOR DEFINITIONS, CALCULATIONS, AND RECONCILIATIONS (1) Includes income and debt related to development, real estate financing, construction, and other ancillary activities outside of our stabilized portfolio. (2) Total notes payable less GAAP adjustments, cash, restricted cash, and other notes payable. Three Months Ended 3/31/2024 Stabilized Portfolio Adjusted EBITDAre $41,440 Stabilized Portfolio Debt $1,097,098 Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre 6.6 x Total Adjusted EBITDAre(1) $46,583 Net Debt(2) $1,387,753 Net Debt/Total Adjusted EBITDAre 7.4 x Net Debt + Preferred $1,558,838 Net Debt + Preferred /Total Adjusted EBITDAre 8.4 x 0.0 x 1.0 x 2.0 x 3.0 x 4.0 x 5.0 x 6.0 x 7.0 x 8.0 x 9.0 x 6.6x 7.4x 8.4x Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre Net Debt/Total Adjusted EBITDAre (1) Net Debt + Preferred / Total Adjusted EBITDAre

12 DEBT MANAGEMENT $ IN THOUSANDS AS OF MARCH 31, 2024 Total Debt Composition Weighted Average % of Debt Interest Rate Maturity Variable vs. Fixed-Rate Debt Variable-Rate Debt(1)(2) 11.3% 6.2% 2.7 Yrs Fixed-Rate Debt(3)(4) 88.7% 4.2% 3.9 Yrs Secured vs. Unsecured Debt Unsecured Debt(2) 54.8% 4.6% 3.0 Yrs Secured Debt(2) 45.2% 4.2% 4.6 Yrs Portfolio Weighted Average(2) 4.4% 3.7 Yrs (1) Excludes debt subject to interest rate swap locks. (2) Represents the weighted average interest rate of the portfolio, inclusive of interest rate derivatives. (3) Includes debt subject to interest rate swap locks. (4) Excludes GAAP adjustments.

HEDGING ACTIVITY

$ IN THOUSANDS AS OF MARCH 31, 2024

ARMADA HOFFLER

Interest Rate Caps & Swaps Not Allocated to Specific Asset Debt

Effective Date	Maturity Date	SOFR Strike / Swap Fixed Rate		Notional Amount
September 2022	September 2024	1.00%-3.00%	(1)	$73,562
October 2023	October 2025	2.75%		330,000
December 2023	December 2025	2.75%		300,000
Total Interest Rate Caps & Swaps				$703,562
Fixed-Rate Debt(2)(3)				$639,166
Fixed-Rate and Hedge Debt				$1,342,728
Total Debt(3)				$1,431,614
% Fixed or Hedged				**93.8 %**

Interest Rate Swaps Allocated to Off Balance Sheet Joint Ventures(4)

Effective Date	Maturity Date	SOFR Strike / Swap Fixed Rate	Notional Amount
October 2023	October 2025	2.75%	$90,000
November 2023	November 2025	2.75%	100,000
Total Interest Rate Caps & Swaps			$190,000

GAINS (LOSSES) ON INTEREST RATE DERIVATIVES

Accounting Treatment(5)	Comprehensive Income Statement Location	Three Months Ended 3/31/2024	Three Months Ended 3/31/2023
Designated Hedges	Interest expense	$ 1,214	$ 4,536
Non-designated Hedges	Change in fair value of derivatives and other	6,378	1,359
Total Realized Gains (Losses) on Interest Rate Derivatives		**$ 7,592**	**$ 5,895**
Designated Hedges	Unrealized cash flow hedge gains (losses)(6)	$ 3,554	$ (426)
Non-designated Hedges	Change in fair value of derivatives and other	6,510	(3,804)
Total Unrealized Gains (Losses) on Interest Rate Derivatives		**$ 10,064**	**$ (4,230)**
Total Realized and Unrealized Gains (Losses) on Interest Rate Derivatives		**$ 17,656**	**$ 1,665**

(1) Represents a hedging corridor.
(2) Includes debt subject to interest rate swap locks.
(3) Excludes GAAP adjustments.
(4) These swaps economically hedge the Company's exposure to the senior construction loans on T. Rowe Price Global HQ and Allied | Harbor Point.
(5) The Company only enters into interest rate derivatives to hedge its exposure to interest rate risk from floating rate debt. The Company may elect to designate a cash flow hedge under US GAAP if certain criteria are met, which allows for reporting of realized gains (losses) net of the hedge item (interest expense). All income statement activity for derivatives that are not designated as cash flow hedges is reported within Change in fair value of derivatives and other.
(6) Unrealized cash flow hedge gains (losses) is a component of comprehensive income (loss), and is excluded from net income (loss).

13

OUTSTANDING DEBT

$ IN THOUSANDS

ARMADA HOFFLER

Debt	Stated Rate	Effective Rate as of 3/31/2024	Maturity Date [1]	Debt Maturities & Principal Payments 2024	2025	2026	2027	2028	Thereafter	Outstanding as of 3/31/2024
Secured Debt - Stabilized										
Chronicle Mill	SOFR+ 3.00%	8.33% [2][3]	May-2024 [4]	$ 34,700	$ —	$ —	$ —	$ —	$ —	$ 34,700
Red Mill Central	4.80%	4.80%	Jun-2024	1,794	—	—	—	—	—	1,794
Premier	SOFR+ 1.55%	6.99%	Oct-2024	23,850	—	—	—	—	—	23,850
Red Mill South	3.57%	3.57%	May-2025	264	4,503	—	—	—	—	4,767
Market at Mill Creek	SOFR+ 1.55%	6.99%	Jul-2025	486	10,699	—	—	—	—	11,185
The Everly	SOFR+ 1.50%	6.83% [2]	Dec-2025 [4]	—	30,000	—	—	—	—	30,000
Encore Apartments & 4525 Main Street	2.93%	2.93%	Feb-2026	985	1,347	50,840	—	—	—	53,172
Thames Street Wharf	SOFR+ 1.30%	2.33% [5]	Sep-2026	1,614	3,050	62,872	—	—	—	67,536
Constellation Energy Building	SOFR+ 1.50%	6.94% [2][5]	Nov-2026	—	—	175,000	—	—	—	175,000
Southgate Square	SOFR+ 1.90%	7.33% [2]	Dec-2026	648	864	23,603	—	—	—	25,115
Nexton Square	SOFR+ 1.95%	7.28% [2]	Jun-2027	460	613	613	19,742	—	—	21,428
Liberty	SOFR+ 1.50%	4.93% [3]	Sep-2027	259	364	382	19,496	—	—	20,501
Greenbrier Square	3.74%	3.74%	Oct-2027	290	399	415	18,370	—	—	19,474
Lexington Square	4.50%	4.50%	Sep-2028	231	320	335	351	12,287	—	13,524
Red Mill North	4.73%	4.73%	Dec-2028	91	127	133	140	3,442	—	3,933
Greenside Apartments	3.17%	3.17%	Dec-2029	586	808	834	861	886	26,934	30,909
Smith's Landing	4.05%	4.05%	Jun-2035	748	1,037	1,081	1,126	1,172	9,169	14,333
The Edison	5.30%	5.30%	Dec-2044	305	427	450	474	500	12,923	15,079
The Cosmopolitan	3.35%	3.35%	Jul-2051	682	937	968	1,001	1,035	35,521	40,144
Total - Secured Stabilized Debt				67,993	55,495	317,526	61,561	19,322	84,547	606,444
Secured Debt - Development Pipeline										
Southern Post	SOFR+ 2.25%	5.58% [2][3]	Aug-2026 [4]	—	—	41,170	—	—	—	41,170
Total - Development Pipeline				—	—	41,170	—	—	—	41,170
Total Secured Debt				67,993	55,495	358,696	61,561	19,322	84,547	647,614
Unsecured Debt										
TD Unsecured Term Loan	SOFR+ 1.35%-1.90%	4.85% [5]	May-2025 [6]	—	95,000	—	—	—	—	95,000
Senior Unsecured Revolving Credit Facility	SOFR+ 1.30%-1.85%	6.93%	Jan-2027 [7]	—	—	—	284,000	—	—	284,000
Senior Unsecured Revolving Credit Facility (Fixed)	SOFR+ 1.30%-1.85%	4.80% [4]	Jan-2027	—	—	—	5,000	—	—	5,000
M&T Unsecured Term Loan	SOFR+ 1.25%-1.80%	5.05% [4]	Mar-2027 [6]	—	—	—	100,000	—	—	100,000
Senior Unsecured Term Loan	SOFR+ 1.25%-1.80%	6.88%	Jan-2028	—	—	—	—	146,000	—	146,000
Senior Unsecured Term Loan (Fixed)	SOFR+ 1.25%-1.80%	1.88%-4.98% [4]	Jan-2028	—	—	—	—	154,000	—	154,000
Total Unsecured Debt				—	95,000	—	389,000	300,000	—	784,000
Outstanding Debt Excluding GAAP Adjustments				**$ 67,993**	**$ 150,495**	**$ 358,696**	**$ 450,561**	**$ 319,322**	**$ 84,547**	**$ 1,431,614**
Other Notes Payable										6,124
GAAP Adjustments										(9,420)
Indebtedness, Net										**$ 1,428,318**

(1) Excludes extension options.
(2) Subject to a rate floor.
(3) Includes debt subject to designated interest rate caps.
(4) Loan has two 12-month extension options not reflected in this table.
(5) Includes debt subject to interest rate swap locks.
(6) Loan has one 12-month extension option not reflected in this table.
(7) Loan has two six-month extension options not reflected in this table.

14

15 CAPITALIZATION & FINANCIAL RATIOS $ IN THOUSANDS, EXCEPT PER SHARE AS OF MARCH 31, 2024 (1) Represents the weighted average number of common shares and OP Units outstanding during the respective periods presented. (2) As of close of market on 03/28/24. (3) See appendix for definitions. (4) Excludes availability under construction loans. (5) Total Asset Value is calculated based on the terms of our credit facility agreement and therefore does not tie directly to the balance sheet. Debt % of Total Principal Balance Unsecured Revolving Credit Facility 20% $289,000 Unsecured Term Loans 35% 495,000 Mortgages Payable 45% 647,614 Total Debt $1,431,614 Preferred Equity Shares Liquidation Value per Share Total Liquidation Value 6.75% Series A Cumulative Redeemable Perpetual Preferred Stock (NYSE: AHHPrA) 6,843 $25.00 $171,085 Common Equity % of Total Shares/ Units(1) Stock Price(2) Market Value Common Stock (NYSE: AHH) 76% 66,987 $10.40 $696,663 Operating Partnership Units 24% 21,709 $10.40 225,777 Equity Market Capitalization 88,696 $922,440 Total Capitalization $2,525,139 Enterprise Value $2,635,457 Total Debt to Enterprise Value 54 % Financial Ratios Debt Service Coverage Ratio(3) 1.7x Fixed Charge Coverage Ratio(3) 1.6x Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre 6.6x Net Debt / Total Adjusted EBITDAre 7.4x Net Debt Plus Preferred / Total Adjusted EBITDAre 8.4x Debt/Total Capitalization 57 % Liquidity(5) Cash on Hand $41,934 Availability Under Revolving Credit Facility 66,000 Total Liquidity $107,934 Unencumbered Properties % of Total Properties 65% % of Annualized Base Rent 49 % Total Asset Value(5) $1,399,861 Preferred Equity 6% Debt 57% Common Equity 37%

16 Commercial Expirations PORTFOLIO PROFILE Multifamily Tradeout % of Portfolio ABR Expiring for Top 20 Tenants Retail Office Retail Office Weighted Average Lease Term Remaining (Years)

STABILIZED PORTFOLIO SUMMARY

ARMADA HOFFLER

AS OF MARCH 31, 2024
SEE APPENDIX FOR FULL LIST OF PROPERTIES

COMMERCIAL PORTFOLIO

Retail Properties	# of Properties	Net Rentable SF[(1)]	Average Age	Occupancy[(1)]	ABR [(1)]	ABR per Occupied SF
Town Center of Virginia Beach	13	549,317	13	98.1 %	$13,987,544	$25.94
Harbor Point - Baltimore Waterfront	2	56,151	7	65.8 %	1,134,658	30.73
Grocery Anchored	15	1,400,474	14	98.4 %	22,866,742	16.60
Southeast Sunbelt	11	1,075,112	15	92.2 %	22,345,309	22.55
Mid-Atlantic	7	953,152	17	94.7 %	16,497,637	18.27
Stabilized Retail Total	**48**	**4,034,206**	**14**	**95.4 %**	**$76,831,890**	**$19.97**

Office Properties	# of Properties	Net Rentable SF[(1)]	Average Age	Occupancy[(1)]	ABR [(1)]	ABR per Occupied SF
Town Center of Virginia Beach	6	807,480	22	93.4 %	$22,614,246	$29.99
Harbor Point - Baltimore Waterfront	3	1,035,237	9	97.9 %	33,075,896	32.64
Southeast Sunbelt	4	387,245	7	81.0 %	10,209,567	32.53
Mid-Atlantic	1	98,061	5	100.0 %	1,963,671	20.02
Stabilized Office Total	**14**	**2,328,023**	**13**	**93.6 %**	**$67,863,380**	**$31.14**

MULTIFAMILY PORTFOLIO

Multifamily Properties	# of Properties	Units	Average Age	Occupancy[(1)]	AQR [(1)]	Monthly AQR per Occupied Unit
Town Center of Virginia Beach	3	759	11	96.7 %	$17,472,012	$1,984
Harbor Point - Baltimore Waterfront	2	392	7	95.4 %	12,014,604	2,677
Southeast Sunbelt	3	686	3	91.1 %	13,939,776	1,859
Mid-Atlantic	3	655	12	97.1 %	13,037,676	1,708
Stabilized Multifamily Total	**11**	**2,492**	**9**	**95.1 %**	**$56,464,068**	**$1,986**

17

(1) See appendix for definitions and portfolio detail.

18 (1) Excludes expenses associated with the Company’s in-house asset management division of $0.8M & $0.8M for the three months ended 3/31/2024 & 3/31/2023, respectively. SAME STORE NOI BY SEGMENT $ IN THOUSANDS (RECONCILIATION TO GAAP LOCATED IN APPENDIX) Three Months Ended 3/31/2024 3/31/2023 $ Change % Change Retail Revenue $23,099 $22,678 $421 1.9 % Rental Expenses(1) 3,355 3,238 117 3.6 % Real Estate Taxes 2,362 2,221 141 6.3 % Net Operating Income $17,382 $17,219 $163 0.9 % GAAP Adjustments (904) (748) (156) Net Operating Income, Cash $16,478 $16,471 $7 — % Office Revenue $19,717 $19,650 $67 0.3 % Rental Expenses(1) 5,084 4,881 203 4.2 % Real Estate Taxes 2,150 2,085 65 3.1 % Net Operating Income $12,483 $12,684 ($201) (1.6) % GAAP Adjustments (863) (1,164) 301 Net Operating Income, Cash $11,620 $11,520 $100 0.9 % Multifamily Revenue $13,144 $12,638 $506 4.0 % Rental Expenses(1) 3,730 3,656 74 2.0 % Real Estate Taxes 1,268 1,039 229 22.0 % Net Operating Income $8,146 $7,943 $203 2.6 % GAAP Adjustments (209) (197) (12) Net Operating Income, Cash $7,937 $7,746 $191 2.5 % Same Store NOI $38,011 $37,846 $165 0.4 % GAAP Adjustments (1,976) (2,109) 133 0 Same Store Portfolio NOI, Cash Basis $36,035 $35,737 $298 0.8%

19 TOP 20 TENANTS BY ABR(1) $ IN THOUSANDS AS OF MARCH 31, 2024 Commercial Portfolio Tenant Investment Grade Rating(2) Number of Leases Annualized Base Rent % of Total Annualized Base Rent Constellation Energy Generation ü 1 $15,010 7.5% Morgan Stanley ü 3 8,876 4.4% Harris Teeter/Kroger ü 6 3,781 1.9% Canopy by Hilton 1 3,171 1.6% Clark Nexsen 1 2,857 1.4% Dick's Sporting Goods/Golf Galaxy ü 2 1,977 1.0% Lowes Foods 2 1,976 1.0% Franklin Templeton ü 1 1,861 0.9% Duke University ü 1 1,742 0.9% Huntington Ingalls Industries ü 1 1,638 0.8% TJ Maxx/Homegoods ü 5 1,554 0.8% PetSmart 5 1,527 0.8% Georgia Tech ü 1 1,418 0.7% WeWork 1 1,348 0.7% Mythics 1 1,311 0.7% Puttshack 1 1,197 0.6% Apex Entertainment 1 1,176 0.6% Pindrop 1 1,172 0.6% Amazon/Whole Foods ü 1 1,144 0.6% Kimley-Horn 1 1,123 0.6% Top 20 Total $55,859 28.1% (1) Excludes leases from the development and redevelopment properties that have been delivered, but not yet stabilized. (2) Per public sources.

LEASE SUMMARY[1]

ARMADA HOFFLER

RETAIL

Renewals

Quarter	Number of Leases Signed	Net Rentable SF Signed	GAAP Releasing Spread	Cash Releasing Spread	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q1 2024	19	87,841	10.7 %	4.4 %	4.5	$262,669	$2.99
Q4 2023	15	122,652	8.6 %	2.9 %	4.8	233,305	1.90
Q3 2023	13	77,467	9.4 %	4.8 %	5.1	266,313	3.44
Q2 2023	13	64,859	8.9 %	7.3 %	5.0	100,331	1.55
Trailing 4 Quarters	**60**	**352,819**	**9.4 %**	**4.5 %**	**4.8**	**$862,618**	**$2.44**

New Leases[2]

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Rent per SF	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q1 2024	3	9,807	$16.17	8.2	$549,959	$56.08
Q4 2023	6	14,937	23.13	9.5	391,628	26.22
Q3 2023	7	22,447	20.62	9.3	1,568,379	69.87
Q2 2023	12	31,969	32.12	7.3	2,241,477	70.11
Trailing 4 Quarters	**28**	**79,160**	**$25.19**	**8.4**	**$4,751,443**	**$60.02**

OFFICE

Renewals

Quarter	Number of Leases Signed	Net Rentable SF Signed	GAAP Releasing Spread	Cash Releasing Spread	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q1 2024	2	17,901	14.2 %	1.2 %	9.1	$564,597	$31.54
Q4 2023	2	46,734	18.0 %	0.4 %	5.5	618,268	13.23
Q3 2023	2	18,912	30.9 %	5.2 %	8.1	634,661	33.56
Q2 2023	—	—	— %	— %	0.0	—	—
Trailing 4 Quarters	**6**	**83,547**	**19.6 %**	**1.4 %**	**6.9**	**$1,817,526**	**$21.75**

New Leases[2]

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Rent per SF	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q1 2024	—	—	$—	—	$—	$—
Q4 2023	3	23,802	29.07	6.8	1,526,948	64.15
Q3 2023	2	5,381	27.72	4.6	45,877	8.53
Q2 2023	0	—	—	—	—	—
Trailing 4 Quarters	**5**	**29,183**	**$28.82**	**6.4**	**$1,572,825**	**$53.90**

20

(1) *The Company reclassified certain mixed-use properties between segments in order to align the components of those properties with their tenant composition and has adjusted prior periods accordingly.*
(2) *Excludes leases from properties in development and redevelopment.*

LEASE EXPIRATIONS(1)(2)

AS OF MARCH 31, 2024

ARMADA HOFFLER

RETAIL

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	-	186,682	4.6 %	$—	— %
M-T-M	3	5,592	0.1 %	175,169	0.2 %
2024	40	160,258	4.0 %	2,925,451	3.8 %
2025	90	378,614	9.4 %	7,464,796	9.7 %
2026	95	486,198	12.1 %	10,217,299	13.3 %
2027	84	445,799	11.1 %	8,641,768	11.2 %
2028	77	335,795	8.3 %	7,370,193	9.6 %
2029	71	336,146	8.3 %	7,052,560	9.2 %
2030	60	384,778	9.5 %	8,173,091	10.6 %
2031	38	272,552	6.8 %	5,254,611	6.8 %
2032	33	311,932	7.7 %	5,660,347	7.4 %
2033	30	124,929	3.1 %	3,267,184	4.3 %
2034	16	69,746	1.7 %	1,655,680	2.2 %
Thereafter	29	535,185	13.3 %	8,973,741	11.7 %
Total / Weighted Average	666	4,034,206	100.0 %	$76,831,890	100.0 %

OFFICE

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	-	148,498	6.4 %	$—	— %
M-T-M	2	-	— %	20,400	— %
2024	9	62,936	2.7 %	1,815,089	2.6 %
2025	18	113,486	4.9 %	3,711,184	5.4 %
2026	9	40,595	1.7 %	1,223,050	1.8 %
2027	19	178,070	7.6 %	6,082,937	8.8 %
2028	14	131,605	5.7 %	4,015,658	5.8 %
2029	14	325,454	14.0 %	9,329,554	13.6 %
2030	10	170,314	7.3 %	5,181,329	7.5 %
2031	7	133,931	5.8 %	3,880,889	5.6 %
2032	1	9,971	0.4 %	433,739	0.6 %
2033	2	52,219	2.2 %	1,541,553	2.2 %
2034	5	108,947	4.7 %	3,546,825	5.2 %
Thereafter	7	851,997	36.6 %	27,973,900	40.9 %
Total / Weighted Average	117	2,328,023	100.0 %	$68,756,107	100.0 %

(1) *Excludes leases from properties in development, redevelopment, and delivered, but not yet stabilized.*
(2) *The Company reclassified certain mixed-use properties between segments in order to align the components of those properties with their tenant composition and has adjusted prior periods accordingly.*

21

PORTFOLIO EXPANSION

$ IN THOUSANDS

ARMADA HOFFLER

Projects	Property Type	Estimated Size[1]	% Leased or LOI	Schedule[1]: Construction Start	Schedule[1]: Initial Occupancy	Schedule[1]: Stabilized Operation[2]	Estimated Cost[1]	Loan Commitment	Funded to Date	AHH Ownership %	Anchor Tenants
Southern Post Roswell, GA	Mixed-Use	137 units / 95,000 sf office / 42,000 sf retail	71% [3]	4Q21	1Q24	4Q24	$128,800	$73,600 [4]	$94,600	100%	Vestis

Equity Method Investments

Projects	Property Type	Estimated Size[1]	% Leased or LOI	Construction Start	Initial Occupancy	Stabilized Operation[2]	Estimated Cost[1]	Equity Requirement	Funded to Date	AHH Ownership %	Anchor Tenants
T. Rowe Price Global HQ Baltimore, MD	Office	553,000 sf office / 20,200 sf retail / 250 parking spaces	93%	2Q22	3Q24	4Q24	$267,400	$47,000	$43,800	50%	T. Rowe Price
Allied | Harbor Point Baltimore, MD	Multifamily	312 units / 15,800 sf retail / 1,252 parking spaces	— %	2Q22	3Q24	2Q26	236,800	113,300	111,800	90% [5]	
				Total Unconsolidated JV Development			$504,200	$160,300	$155,600		

Redevelopment	Property Type	Scope
Columbus Village II	Retail	Redevelopment

	Q1 2024
Capitalized Interest	$4,246



Southern Post
Roswell, GA



T. Rowe Price Global HQ
Baltimore, MD

(1) Represents estimates that may change as the development process proceeds.
(2) First fully-stabilized quarter. See stabilized property definition in appendix.
(3) Represents combined percentage leased from retail and office.
(4) Includes $5.7M earnout under certain conditions.
(5) The Company currently owns 78% and holds an option to increase its ownership interest to 90%.

22

23 REAL ESTATE FINANCING $ IN THOUSANDS AS OF MARCH 31, 2024 Solis City Park Charlotte, NC The Interlock Atlanta, GA Solis Gainesville II Gainesville, GA Solis Kennesaw Kennesaw, GA Outstanding Investments (1) Property Type Estimated Size(2) % Leased or LOI Estimated Stabilization(2) Minimum Interest Guaranty Loan Maturity Interest Rate Principal Balance Maximum Principal Commitment Cumulative Accrued Interest (3) QTD Interest Income(4) Solis City Park II Charlotte, NC Multifamily 250 units 73% Q3 2024 $5,702 2Q28 13% $20,594 $20,594 $4,602 $747 Solis Gainesville II Gainesville, GA Multifamily 184 units NA Q1 2025 5,871 4Q26 14% (5) 19,595 19,595 3,211 786 The Allure at Edinburgh Chesapeake, VA Multifamily 280 units NA Q2 2026 N/A 1Q28 15% (6) 9,228 9,228 947 344 Solis Kennesaw Kennesaw, GA Multifamily 239 units NA Q1 2026 13,068 2Q27 14% (5) 23,067 37,870 1,470 1,236 Solis Peachtree Corners Peachtree Corners, GA Multifamily 249 units NA Q3 2026 11,993 4Q27 15% (5) 11,832 28,440 946 887 $36,634 Total Outstanding Investments $84,316 $115,727 $11,176 $4,000 (1) Each investment is in the form of preferred equity with economic terms and accounting consistent with a loan receivable. (2) Represents estimates that may change as the development process proceeds. (3) Excludes accrued unused commitment fee. (4) Includes amortization of fees and unused commitment fees. (5) The interest rate varies over the life of the loan and earns an unused commitment fee. (6) The interest rate varies over the life of the loan.

24 GENERAL CONTRACTING & REAL ESTATE SERVICES $ IN THOUSANDS Peterson Station Apartments Holly Springs, NC Third-Party Backlog as of Q1 2024 Beginning Backlog $472,169 New Contracts (1,404) Work Performed (127,359) Ending Backlog $343,406 Q1 2024 Q4 2023 Q3 2023 Q2 2023 Trailing 4 Quarters Revenue $126,975 $126,911 $99,408 $102,574 $455,868 Expense (122,898) (123,377) (96,095) (99,071) (441,441) Gross Profit $4,077 $3,534 $3,313 $3,503 $14,427 Operating Margin(1) 3.2% 2.8% 3.3% 3.4% 3.2% (1) 50% and 90% of gross profit attributable to contracts for our T. Rowe Price Global HQ and Allied | Harbor Point development projects, respectively, is not reflected within general contracting & real estate services revenues due to elimination. The Company is still entitled to receive cash proceeds in relation to the eliminated amounts. Prior to any gross profit eliminations attributable to these projects, operating margin for Q1 2024, Q4 2023, Q3 2023, Q2 2023, and the Trailing 4 Quarters was 3.5% , 3.2% , 3.8% , 3.9% , and 3.6% , respectively.

NET INCOME BY SEGMENT

$ IN THOUSANDS

	Three Months Ended March 31, 2024						
	Retail Real Estate	Office Real Estate	Multifamily Real Estate	General Contracting and Real Estate Services	Real Estate Financing	Unallocated	Total
Revenues							
Rental Revenues	$25,651	$21,878	$14,352	$–	$–	$–	$61,881
General Contracting and Real Estate Services Revenues	–	–	–	126,975	–	–	126,975
Interest Income	18	–	12	–	4,000	596	4,626
Total Revenues	25,669	21,878	14,364	126,975	4,000	596	193,482
Expenses							
Rental Expenses	4,211	6,123	4,271	–	–	–	14,605
Real Estate Taxes	2,415	2,215	1,295	–	–	–	5,925
General Contracting and Real Estate Services Expenses	–	–	–	122,898	–	–	122,898
Depreciation and Amortization	8,528	8,047	3,716	–	–	144	20,435
Amortization of Right-of-Use Assets - Finance Leases	246	82	67	–	–	–	395
General and Administrative Expenses	–	–	–	–	–	5,874	5,874
Total Expenses	15,400	16,467	9,349	122,898	–	6,018	170,132
Operating Income	10,269	5,411	5,015	4,077	4,000	(5,422)	23,350
Interest Expense[(1)]	(6,461)	(5,997)	(4,185)	–	(1,332)	–	(17,975)
Change in Fair Value of Derivatives and Other	4,578	3,405	1,082	–	1,627	2,196	12,888
Unrealized Credit Loss Provision	–	–	–	–	(78)	(5)	(83)
Other Income (Expense), Net	6	67	(15)	–	–	21	79
Income (Loss) Before Taxes	8,392	2,886	1,897	4,077	4,217	(3,210)	18,259
Income Tax Provision	–	–	–	(534)	–	–	(534)
Net Income (Loss)	$8,392	$2,886	$1,897	$3,543	$4,217	($3,210)	$17,725

(1) Interest expense within the real estate financing segment is allocated based on the average outstanding principal of notes receivable in the real estate financing portfolio, and the effective interest rates on the Company's credit facility, the M&T term loan facility, and the TD term loan facility.

25

ACQUISITIONS & DISPOSITIONS

$ IN THOUSANDS

ARMADA HOFFLER

ACQUISITIONS

Properties	Location	Square Feet/Units	Purchase Price	Cash Cap Rate	Purchase Date	Anchor Tenants
2023		**311,000**	**$215,000**	**6.5 %**		
The Interlock	Atlanta, GA	311,100 [1]	215,000	6.5%	2Q23	Georgia Tech, Pindrop, Puttshack
2022		**606,181 / 103 units**	**$299,450**	**6.2 %**		
Pembroke Square	Virginia Beach, VA	124,181	26,450	7.7%	4Q22	Fresh Market, Nordstrom Rack, DSW
Constellation Energy Building	Baltimore, MD	482,000 / 103 units	273,000 [2]	6.1%	1Q22	Constellation Energy Group
Total/Weighted Average		**917,181 / 103 units**	**$514,450**	**6.3 %**		

DISPOSITIONS

Properties	Location	Square Feet/Units/Beds	Sale Price	Cash Cap Rate	Disposition Date	Anchor Tenants
2022		**275,896 / 1,031 units/beds**	**$258,261**	**4.3 %**		
Sandbridge Outparcels	Virginia Beach, VA	7,233	3,455	4.5%	3Q22	Autozone, Valvoline
Annapolis Junction	Annapolis Junction, MD	416 units	150,000	4.2%	3Q22	
North Pointe Outparcels	Durham, NC	268,663	23,931	4.0%	2Q22	Costco, Home Depot
Summit Place	Charleston, SC	357 beds	37,800	4.8%	2Q22	
Hoffler Place	Charleston, SC	258 beds	43,075	4.1%	2Q22	
Total/Weighted Average		**275,896 / 1,031 units/beds**	**$258,261**	**4.3 %**		

(1) *Square footage includes 4.9k square feet of retail storage space.*
(2) *Represents 100% of property value of which the Company owns a 90% economic interest.*

26

27Town Center of Virginia Beach Virginia Beach, VA APPENDIX DEFINITIONS & RECONCILIATIONS

28 ANNUALIZED BASE RENT: For the properties in our retail & office portfolios, we calculate annualized base rent (“ABR”) by multiplying (a) monthly base rent as of December 31, 2023 (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) for executed leases as of such date by (b) 12, and we do not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under executed leases as of December 31, 2023. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area, or other operating expenses. DEFINITIONS ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvements, leasing commissions, and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight- line rents, cash ground rent payments for finance leases, the amortization of leasing incentives and above (below) market rents, proceeds from government development grants, and payments made to purchase interest rate caps designated as cash flow hedges. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures, and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs. ANNUALIZED QUARTERLY RENT: For the properties in our multifamily portfolio, we calculate annualized quarterly rent (“AQR”) by multiplying (a) rental revenues for the quarter by (b) 4. ADJUSTED INTEREST EXPENSE: Adjusted Interest Expense includes interest expense on our debt obligations, amortization of deferred financing costs, interest expense on finance leases, and payments (receipts) of interest rate derivatives that are designated as hedges for accounting purposes, all of which are recorded within “Interest expense” on our consolidated statements of comprehensive income. Adjusted Interest Expense also includes payments (receipts) of interest rate derivatives that are not designated as hedges for accounting purposes. Payments (receipts) of interest rate derivatives not designated as hedges are recorded within “Change in fair value of derivatives and other” on our consolidated statements of comprehensive income.

29 DEBT SERVICE COVERAGE RATIO: We calculate Debt Service Coverage Ratio as the quarterly Total Adjusted EBITDAre divided by total quarterly interest expense, interest receipts of non- designated derivatives, and required principal repayment. DEFINITIONS FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because we believe that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates, and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. EBITDAre: We calculate EBITDA for real estate (EBITDAre) consistent with the Nareit definition. EBITDAre is a non-GAAP measure that Nareit defines as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property, impairment of real estate assets, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. FIXED CHARGE COVERAGE RATIO: We calculate Fixed Charge Coverage Ratio as quarterly Total Adjusted EBITDAre divided by total quarterly interest expense, interest receipts of non- designated derivatives, required principal repayment, and preferred equity dividends.

30 NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as segment revenues less segment expenses. Segment revenues include rental revenues (base rent, expense reimbursements, termination fees, and other revenue) for our property segments, general contracting and real estate services revenues for our general contracting and real estate services segment, and interest income for our real estate financing segment. Segment expenses include rental expenses and real estate taxes for our property segments, general contracting and real estate services expenses for our general contracting and real estate services segment, and interest expense for our real estate financing segment. Segment NOI for the general contracting and real estate services and real estate financing segments is also referred to as segment gross profit. Other REITs may use different methodologies for calculating NOI, and, accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. NET RENTABLE SQUARE FOOTAGE: We define net rentable square footage for each of our retail & office properties as the sum of (a) the square footage of executed leases, plus (b) for available space, management’s estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association 1996 measurement guidelines. DEFINITIONS NORMALIZED FUNDS FROM OPERATIONS: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for certain items, including but not limited to, acquisition, development, and other pursuit costs, debt extinguishment losses, prepayment penalties, impairment of intangible assets and liabilities, mark-to-market adjustments on interest rate derivatives not designated as cash flow hedges, amortization of payments made to purchase interest rate caps and swaps designated as cash flow hedges, provision for unrealized non-cash credit losses, amortization of right-of-use assets attributable to finance leases, severance related costs, and other non-comparable items. Management believes that the computation of FFO in accordance with Nareit’s definition includes certain items that are not indicative of the results provided by our operating property portfolio and affect the comparability of our year-over-year performance. Accordingly, management believes that Normalized FFO is a more useful performance measure. Our calculation of Normalized FFO differs from Nareit’s definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs’ Normalized FFO.

31 PROPERTY ADJUSTED EBITDAre: We calculate EBITDA for real estate ("EBITDAre") in accordance with the standards established by Nareit. EBITDAre is a non-GAAP measure that Nareit defines as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property, impairment of real estate assets, and adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates. We calculate Property Adjusted EBITDAre as EBITDAre coming solely from our operating properties. When referring to Property Adjusted EBITDAre, we also exclude certain items, including, but not limited to, non-recurring bad debt, non-recurring termination fees, amortization of right-of-use assets, and impairment of intangible assets and liabilities. Management believes that Property Adjusted EBITDAre provides useful supplemental information to investors regarding our properties’ recurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Property Adjusted EBITDAre or similarly titled measures. STABILIZED PORTFOLIO ADJUSTED EBITDAre: We calculate Stabilized Portfolio Adjusted EBITDAre as Property Adjusted EBITDAre coming solely from our stabilized properties, which excludes certain items, including, but not limited to, the impact of redevelopment and development pipeline projects that are still in lease-up, as well as acquisitions and dispositions in the period. Refer to definition of Stabilized Property and Property Adjusted EBITDAre for further information. Management believes that Stabilized Portfolio Adjusted EBITDAre provides useful supplemental information to investors regarding our properties’ recurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Stabilized Portfolio Adjusted EBITDAre or similarly titled measures. DEFINITIONS OCCUPANCY: The occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of the last day of the quarter, divided by (b) net rentable square footage, expressed as a percentage. Refer to definition of Net Rentable Square Footage for further information. Occupancy for our multifamily properties is calculated as (a) average of the number of occupied units on the 20th day of each of the trailing three months from the reporting period end date, divided by (b) total units available as of such date, expressed as a percentage. Management believes that this methodology best captures the average monthly occupancy.

32 DEFINITIONS TOTAL ADJUSTED EBITDAre: Total Adjusted EBITDAre is calculated as EBITDAre further adjusted for debt extinguishment losses, non-cash stock compensation, mark-to-market adjustments on interest rate derivatives, and other one-time adjustments including non-recurring bad debt and termination fees. Management believes Total Adjusted EBITDAre is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. Refer to definition of Stabilized Property for further information. STABILIZED PROPERTY: We generally consider a property to be stabilized upon the earlier of (a) the quarter after the property reaches 80% occupancy, or (b) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. A property classified as Held for Sale is not considered stabilized. STABILIZED PROPERTY DEBT: We calculate Stabilized Property Debt as our total debt secured by our stabilized properties, excluding loans associated with our development pipeline and our unsecured debt. Refer to definition of Stabilized Property for further information.

PROPERTY PORTFOLIO

AS OF MARCH 31, 2024

ARMADA HOFFLER

Retail Properties - Stabilized	Location	Ownership %	Year Built/ Redeveloped	Net Rentable SF[1]	Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Anchor Tenant(s)
Town Center of Virginia Beach								
249 Central Park Retail	Virginia Beach, VA	100%	2004	35,161	100.0 %	$1,177,891	$33.50	Cheesecake Factory, Brooks Brothers
4525 Main Street Retail	Virginia Beach, VA	100%	2014	26,328	100.0 %	633,992	24.08	Anthropologie, West Elm
4621 Columbus Retail	Virginia Beach, VA	100%	2020	84,000	100.0 %	1,176,000	14.00	Apex Entertainment
Columbus Village	Virginia Beach, VA	100%	2020	62,207	100.0 %	1,957,025	31.46	Barnes & Noble, CAVA, Shake Shack, Five Below,
Commerce Street Retail	Virginia Beach, VA	100%	2008	19,173	100.0 %	888,448	46.34	Yard House
Fountain Plaza Retail	Virginia Beach, VA	100%	2004	35,961	94.4 %	1,119,318	32.98	Ruth's Chris, Nando's
Pembroke Square	Virginia Beach, VA	100%	2015	124,181	100.0 %	2,096,262	16.88	Fresh Market, Nordstrom Rack, DSW
Premier Retail	Virginia Beach, VA	100%	2018	39,015	94.9 %	1,252,860	33.82	Williams Sonoma, Pottery Barn
South Retail	Virginia Beach, VA	100%	2002	38,515	100.0 %	1,055,312	27.40	lululemon, free people, CPK
Studio 56 Retail	Virginia Beach, VA	100%	2007	11,594	100.0 %	410,652	35.42	Rocket Title, Legal Sea Foods
The Cosmopolitan Retail	Virginia Beach, VA	100%	2020	41,872	92.2 %	1,205,073	31.22	Lego, Nike
Two Columbus Retail	Virginia Beach, VA	100%	2009	13,752	100.0 %	521,680	37.93	Fidelity Investments, Luxxotica
West Retail	Virginia Beach, VA	100%	2002	17,558	83.4 %	493,031	33.67	PF Changs, The Men's Wearhouse
Harbor Point - Baltimore Waterfront								
Constellation Retail	Baltimore, MD	90%	2016	38,389	76.6 %	$813,760	$27.66	West Elm
Point Street Retail	Baltimore, MD	100%	2018	17,762	42.3 %	320,898	42.75	solidcore
Grocery Anchored								
Broad Creek Shopping Center[2]	Norfolk, VA	100%	2001	121,504	95.7 %	$2,268,074	$19.50	Food Lion, PetSmart
Broadmoor Plaza	South Bend, IN	100%	1980	115,059	98.2 %	1,357,555	12.02	Kroger
Brooks Crossing Retail	Newport News, VA	65% [3]	2016	18,349	84.8 %	227,289	14.61	Various Small Shops (grocery shadow)
Delray Beach Plaza[2]	Delray Beach, FL	100%	2021	87,207	98.0 %	2,957,763	34.59	Whole Foods
Greenbrier Square	Chesapeake, VA	100%	2017	260,625	100.0 %	2,624,984	10.07	Kroger, Homegoods, Dick's Sporting Goods
Greentree Shopping Center	Chesapeake, VA	100%	2014	15,719	100.0 %	329,445	20.96	Various Small Shops (grocery shadow)
Hanbury Village	Chesapeake, VA	100%	2009	98,638	100.0 %	2,015,293	20.43	Harris Teeter
Lexington Square	Lexington, SC	100%	2017	85,440	100.0 %	1,956,467	22.90	Lowes Foods
Market at Mill Creek	Mount Pleasant, SC	100%	2018	80,319	100.0 %	1,916,094	23.86	Lowes Foods
North Pointe Center	Durham, NC	100%	2009	226,083	100.0 %	2,975,711	13.16	Harris Teeter
Parkway Centre	Moultrie, GA	100%	2017	61,200	100.0 %	859,698	14.05	Publix
Parkway Marketplace	Virginia Beach, VA	100%	1998	37,804	70.4 %	577,444	21.71	Various Small Shops (grocery shadow)
Perry Hall Marketplace	Perry Hall, MD	100%	2001	74,251	100.0 %	1,293,142	17.42	Safeway
Sandbridge Commons	Virginia Beach, VA	100%	2015	69,417	100.0 %	947,835	13.65	Harris Teeter
Tyre Neck Harris Teeter[2]	Portsmouth, VA	100%	2011	48,859	100.0 %	559,948	11.46	Harris Teeter
Southeast Sunbelt								
Chronicle Mill Retail	Belmont, NC	85% [3]	2022	8,944	— %	$—	$—	
Nexton Square	Summerville, SC	100%	2020	133,608	98.9 %	3,449,686	26.11	Various Small Shops
North Hampton Market	Taylors, SC	100%	2004	114,954	100.0 %	1,599,470	13.91	PetSmart, Hobby Lobby
One City Center Retail	Durham, NC	100%	2019	22,679	55.7 %	415,691	32.93	Various Small Shops
Overlook Village	Asheville, NC	100%	1990	151,365	100.0 %	2,264,100	14.96	T.J. Maxx|Homegoods, Ross
Patterson Place	Durham, NC	100%	2004	159,842	65.5 %	1,926,387	18.40	PetSmart, DSW
Providence Plaza Retail	Charlotte, NC	100%	2008	49,447	100.0 %	1,518,240	30.70	Orange Theory, Edward Jones, Chipotle
South Square	Durham, NC	100%	2005	109,590	97.1 %	1,923,035	18.06	Ross, Petco, Office Depot
The Interlock Retail[2]	Atlanta, GA	100%	2021	107,379	97.2 %	4,820,131	46.19	Puttshack
Wendover Village	Greensboro, NC	100%	2004	176,997	99.3 %	3,583,157	20.39	T.J. Maxx, Petco, Beauty World

(1) See appendix for definitions.
(2) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(3) We are entitled to a preferred return on our investment in this property.

33

PROPERTY PORTFOLIO CONT.

AS OF MARCH 31, 2024

ARMADA HOFFLER

Retail Properties - Stabilized	Location	Ownership %	Year Built/ Redeveloped	Net Rentable SF(1)	Occupancy(1)	ABR(1)	ABR per Occupied SF(1)	Anchor Tenant(s)
Mid-Atlantic								
Dimmock Square	Colonial Heights, VA	100%	1998	106,166	100.0 %	$1,932,366	$18.20	Best Buy, Old Navy
Harrisonburg Regal	Harrisonburg, VA	100%	1999	49,000	100.0 %	717,850	14.65	Regal Cinemas
Liberty Retail	Newport News, VA	100%	2013	26,534	54.3 %	261,531	18.16	
Marketplace at Hilltop(2)	Virginia Beach, VA	100%	2001	116,953	98.6 %	2,819,721	24.44	Total Wine, Panera, Chick-Fil-A
Red Mill Commons	Virginia Beach, VA	100%	2005	373,808	95.7 %	6,916,529	19.32	Burlington, PetSmart, Michaels, Conn's, T.J. Maxx
Southgate Square	Colonial Heights, VA	100%	2016	260,131	100.0 %	3,792,840	14.58	Homegoods, Walgreens
Southshore Shops	Chesterfield, VA	100%	2006	40,307	97.5 %	845,412	21.51	Buffalo Wild Wings
The Edison Retail	Richmond, VA	100%	2014	20,560	— %	56,800	0.00	
Total Retail Portfolio				**4,034,206**	**95.4 %**	**$76,831,890**	**$19.97**	

Office Properties- Stabilized	Location	Ownership %	Year Built / Redeveloped	Net Rentable SF	Occupancy(1)	ABR(1)	ABR per Occupied SF(1)	Anchor Tenant(s)
Town Center of Virginia Beach								
249 Central Park Office	Virginia Beach, VA	100%	2004	57,103	93.3 %	$1,350,015	$25.35	Gather, HDR
4525 Main Street	Virginia Beach, VA	100%	2014	208,760	100.0 %	6,822,232	32.68	Clark Nexsen, Mythics
4605 Columbus Office	Virginia Beach, VA	100%	2,020	19,335	— %	—	0.00	
Armada Hoffler Tower(3)	Virginia Beach, VA	100%	2002	298,508	97.1 %	9,042,822	31.21	AHH, Troutman Pepper, Williams Mullen, Morgan Stanley, KPMG
One Columbus	Virginia Beach, VA	100%	1984	129,066	98.3 %	3,354,084	26.43	Truist, HBA, Northwestern Mutual
Two Columbus	Virginia Beach, VA	100%	2009	94,708	79.7 %	2,045,093	27.09	Hazen & Sawyer, Fidelity
Harbor Point - Baltimore Waterfront								
Constellation Office	Baltimore, MD	90%	2016	443,820	100.0 %	$15,031,832	$33.87	Constellation Energy Group
Thames Street Wharf(3)	Baltimore, MD	100%	2010	263,426	99.5 %	8,112,916	30.97	Morgan Stanley
Wills Wharf(2)	Baltimore, MD	100%	2020	327,991	93.8 %	9,931,148	32.28	Canopy by Hilton, Transamerica, RBC, Franklin Templeton
Southeast Sunbelt								
Chronicle Mill Office	Belmont, NC	85% (4)	2022	5,932	100.0 %	$177,960	$30.00	Piedmont Lithium
One City Center Office	Durham, NC	100%	2019	128,920	90.8 %	3,089,927	26.39	Duke University
Providence Plaza Office	Charlotte, NC	100%	2008	53,671	100.0 %	1,625,744	30.28	Choate Construction, Cranfill, Sumner, & Hartzog
The Interlock Office(2)	Atlanta, GA	100%	2021	198,722	69.0 %	5,315,936	38.76	Georgia Tech, Pindrop
Mid-Atlantic								
Brooks Crossing Office	Newport News, VA	65% (4)	2019	98,061	100.0 %	$1,963,671	$20.02	Huntington Ingalls Industries
Stabilized Office Total		**100%**		**2,328,023**	**93.6 %**	**$67,863,380**	**$31.42**	

(1) See appendix for definitions.
(2) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(3) The Company occupies 47,644 square feet at these two properties at an ABR of $1.6M, or $33.8 per leased square foot, which are reflected in this table. The rent paid by us is eliminated in accordance with GAAP in the consolidated financial statements.
(4) We are entitled to a preferred return on our investment in this property.

34

PROPERTY PORTFOLIO CONT.

AS OF MARCH 31, 2024

ARMADA HOFFLER

Multifamily Properties- Stabilized	Location	Ownership %	Units	Year Built / Redeveloped	Occupancy[1]	AQR [1]	Monthly AQR per Occupied Unit
Town Center of Virginia Beach							
Encore Apartments	Virginia Beach, VA	100%	286	2014	97.2 %	$5,788,884	$1,735
Premier Apartments	Virginia Beach, VA	100%	131	2018	96.9 %	2,930,832	1,923
The Cosmopolitan	Virginia Beach, VA	100%	342	2020	96.2 %	8,752,296	2,217
Harbor Point - Baltimore Waterfront							
1305 Dock Street	Baltimore, MD	90%	103	2016	95.1 %	$2,999,436	$2,551
1405 Point[2]	Baltimore, MD	100%	289	2018	95.5 %	9,015,168	2,722
Southeast Sunbelt							
Chronicle Mill[3]	Belmont, NC	85% [4]	238	2022	86.6 %	$4,211,568	$1,704
The Everly	Gainesville, GA	100%	223	2022	93.7 %	4,846,884	1,933
Greenside Apartments	Charlotte, NC	100%	225	2018	93.3 %	4,881,324	1,937
Mid-Atlantic							
The Edison	Richmond, VA	100%	174	2014	92.5 %	$3,249,468	$1,682
Liberty Apartments	Newport News, VA	100%	197	2013	98.0 %	3,799,176	1,640
Smith's Landing[2]	Blacksburg, VA	100%	284	2009	99.3 %	5,989,032	1,770
Multifamily Total			**2,492**		**95.1 %**	**$56,464,068**	**$1,986**

(1) See appendix for definitions.
(2) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(3) Occupancy is down due to units out of service as of 3/31/2024. AQR and Monthly AQR per Occupied Unit exclude business interruption insurance income.
(3) We are entitled to a preferred return on our investment in this property.

35

RECONCILIATION OF DEBT & EBITDAre

ARMADA HOFFLER

$ IN THOUSANDS

	Three Months Ended			
	3/31/2024	12/31/2023	9/30/2023	6/30/2023
Property Net Operating Income	$41,351	$39,283	$42,290	$40,644
Property Miscellaneous Income (Expense), Net	(43)	(399)	(63)	(93)
Non-Recurring Bad Debt Adjustment	758	2,730	83	195
Non-Recurring Termination Fee Adjustment	(115)	(85)	(151)	(115)
Amortization of Right-of-Use Assets	(395)	(300)	(425)	(347)
Impairment of Intangible Assets and Liabilities	—	5	(5)	—
Property Adjusted EBITDAre	$41,556	$41,234	$41,729	$40,284
Acquisition	—	—	—	(1,816)
Disposition	—	—	—	—
Development	(116)	(73)	(172)	—
Stabilized Portfolio Adjusted EBITDAre	**$41,440**	**$41,161**	**$41,557**	**$38,468**
Construction Gross Profit	4,077	3,534	3,313	3,503
Corporate G&A	(5,744)	(4,154)	(4,159)	(3,948)
Non-Cash Stock Compensation	2,192	729	817	288
Acquisition, Development, & Other Pursuit Costs	—	(66)	—	(18)
Interest Income	4,596	4,265	3,678	3,403
Other Income (Expense), Net	22	(61)	11	168
Add Back: Unstabilized EBITDAre	—	—	—	1,816
Total Adjusted EBITDAre	**$46,583**	**$45,408**	**$45,217**	**$43,680**
Stabilized Property Debt	606,444	608,658	610,994	613,300
Add: Unsecured Property Debt	490,654	491,505	448,326	350,359
Acquisitions	—	—	—	(111,558)
Stabilized Portfolio Debt	**$1,097,098**	**$1,100,163**	**$1,059,320**	**$852,101**
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre	**6.6x**	**6.7x**	**6.4x**	**5.5x**
Total Debt[(1)]	1,431,614	1,401,204	1,326,987	1,269,586
Cash	(43,861)	(30,166)	(35,005)	(36,097)
Net Debt	**$1,387,753**	**$1,371,038**	**$1,291,982**	**$1,233,489**
Net Debt/Total Adjusted EBITDAre	**7.4x**	**7.5x**	**7.1x**	**7.1x**
Preferred	171,085	171,085	171,085	171,085
Net Debt + Preferred	**$1,558,838**	**$1,542,123**	**$1,463,067**	**$1,404,574**
Net Debt + Preferred /Total Adjusted EBITDAre	**8.4x**	**8.5x**	**8.1x**	**8.0x**

(1) Excludes GAAP adjustments.

36

37 $ IN THOUSANDS CAPITAL EXPENDITURES (1) Excludes activity related to held for sale, acquired, and/or disposed properties. (2) Represents recurring capital expenditures. Leasing Commissions Lease Incentive Tenant Improvements Land Improvements(2) Building Improvements(2) Fixtures & Equipment(2) Total Second Generation Capex Retail $635 $— $1,170 $197 $841 $— $2,843 Office 597 — 550 — 1,533 — 2,680 Multifamily — — — 17 712 237 966 Total Portfolio $1,232 $— $1,720 $214 $3,086 $237 $6,489 Three Months Ended March 31, 2024(1)

38 RECONCILIATION TO PROPERTY PORTFOLIO NOI $ IN THOUSANDS (1) Includes expenses associated with the Company’s in-house asset management division. Three Months Ended 3/31 2024 2023 Retail Same Store Rental Revenues $23,099 $22,678 Property Expenses 5,717 5,459 NOI 17,382 17,219 Non-Same Store NOI(1) 1,643 (172) Segment NOI $19,025 $17,047 Office Same Store Rental Revenues $19,717 $19,650 Property Expenses 7,234 6,966 NOI 12,483 12,684 Non-Same Store NOI(1) 1,057 (271) Segment NOI $13,540 $12,413 Multifamily Same Store Rental Revenues $13,144 $12,638 Property Expenses 4,998 4,695 NOI 8,146 7,943 Non-Same Store NOI(1) 640 443 Segment NOI $8,786 $8,386 Total Property Portfolio NOI $41,351 $37,846

RECONCILIATION TO GAAP NET INCOME

ARMADA HOFFLER

$ IN THOUSANDS

	Three Months Ended March 31, 2024						
	Retail[(1)]	Office[(1)]	Multifamily[(1)]	Total Rental Properties	General Contracting & Real Estate Services[(2)]	Real Estate Financing[(3)]	Total
Segment Revenues	$25,651	$21,878	$14,352	$61,881	$126,975	$4,000	$192,856
Segment Expenses	6,626	8,338	5,566	20,530	122,898	1,332	144,760
Net Operating Income	$19,025	$13,540	$8,786	$41,351	$4,077	$2,668	$48,096
Interest Income							626
Depreciation and Amortization							(20,435)
Amortization of Right-of-Use Assets - Finance Leases							(395)
General and Administrative Expenses							(5,874)
Interest Expense							(16,643)
Change in Fair Value of Derivatives and Other							12,888
Unrealized Credit Loss Provision							(83)
Other Income (Expense), Net							79
Income Tax Provision							(534)
Net Income							$17,725
Net Income Attributable to Noncontrolling Interests in Investment Entities							(34)
Preferred Stock Dividends							(2,887)
Net Income Attributable to AHH and OP Unitholders							$14,804

(1) Segment net operating income for the retail, office, and multifamily segments is calculated as rental revenues less rental expenses and rental taxes.
(2) Segment gross profit for the general contracting & real estate services segment is calculated as general contracting and real estate services revenues less general contracting and real estate services expenses.
(3) Segment gross profit for the real estate financing segment is calculated as interest income less interest expense.

39

RECONCILIATION OF NET INCOME TO PROPERTY ADJUSTED EBITDA*re*

$ IN THOUSANDS

	Three Months Ended			
	3/31/2024	12/31/2023	9/30/2023	6/30/2023
Net Income (Loss) Attributable to Common Stockholders and OP Unitholders	$14,804	($23,938)	$5,343	$11,729
Excluding:				
Depreciation and Amortization	20,435	35,270	22,462	19,878
Gain on Real Estate Dispositions	—	—	(227)	(511)
Income Tax Provision	534	495	310	336
Interest Expense	17,975	16,435	15,444	13,629
EBITDA*re*	$53,748	$28,262	$43,332	$45,061
Change in Fair Value of Derivatives and Other	(12,888)	11,266	(2,466)	(5,005)
Preferred Dividends	2,887	2,887	2,887	2,887
Non-Recurring Bad Debt Adjustment	758	2,730	83	195
Non-Recurring Termination Fee Adjustment	(115)	(85)	(151)	(115)
Unrealized Credit Loss Provision (Release)	83	(297)	694	100
Investment Entities	34	(11)	193	269
Non-Cash Stock Compensation	2,192	729	817	288
Development/Redevelopment	(116)	(73)	(172)	—
Acquisitions (Full Quarter)	—	—	—	—
Total Adjusted EBITDA*re*	$46,583	$45,408	$45,217	$43,680
Construction Gross Profit	(4,077)	(3,534)	(3,313)	(3,503)
Corporate G&A	5,744	4,154	4,159	3,948
Non-Cash Stock Compensation	(2,192)	(729)	(817)	(288)
Acquisition, Development, & Other Pursuit Costs	—	66	—	18
Interest Income	(4,596)	(4,265)	(3,678)	(3,403)
Other (Expense) Income, Net	(22)	61	(11)	(168)
Add Back: Unstabilized EBITDA*re*	—	—	—	(1,816)
Stabilized Portfolio Adjusted EBITDA*re*	$41,440	$41,161	$41,557	$38,468
Acquisition	—	—	—	1,816
Disposition	—	—	—	—
Development	116	73	172	—
Property Adjusted EBITDA*re*	$41,556	$41,234	$41,729	$40,284

40

41 This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated May 9, 2024, which has been furnished as Exhibit 99.1 to our Form 8-K furnished on May 9, 2024. The Company makes statements in this Supplemental Financial Package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and, as such, may involve known and unknown risks and uncertainties, and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statement. These forward-looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio, the Company’s development pipeline, the Company’s real estate financing program, the Company’s construction and development business, including backlog and timing of deliveries and estimated costs, financing activities, as well as acquisitions, dispositions, and the Company’s financial outlook, guidance, and expectations. For a description of factors that may cause the Company’s actual results or performance to differ from its forward-looking statements, please review the information under the heading “R isk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and the other documents filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC from time to time. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company’s expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law. FORWARD-LOOKING STATEMENTS